Adtran Holdings (Nasdaq: ADTN) Investor Presentation August 5, 2025

Cautionary note regarding forward-looking statements This investor presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements and graphics reflecting the Company’s beliefs and expectations relating to the Company’s future bookings; future spending and market trends; future fiber and cloud infrastructure growth; fiber networking market forecasts; customers’ future vendor choices; future demand for modernizing and upgrading critical infrastructure within government, utilities and large enterprise applications; revenue and non-GAAP operating margin; future end market growth, market trends, and expected customer inventory levels; future service provider spending; future demand for optical network automation; future growth in hardware and software maintenance services; the outlook with respect to the Company’s third quarter revenue and non-GAAP operating margin; and the Company’s long-term target operating model. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to our ability to comply with the covenants set forth in our credit agreement, to satisfy our payment obligations to Adtran Networks’ minority shareholders under the Domination and Profit and Loss Transfer Agreement between us and Adtran Networks (the “DPLTA”), and to make payments to Adtran Networks in order to absorb its annual net loss pursuant to the DPLTA; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as shifting customer spending patterns; (iii) risks and uncertainties related to our inventory practices and ability to match customer demand; (iv) risks and uncertainties relating to our level of indebtedness and our ability to generate cash; (v) risks and uncertainties relating to ongoing material weaknesses in our internal control over financial reporting; (vi) risks posed by changes in general economic conditions and monetary, fiscal and trade policies, including tariffs; (vii) risks posed by potential breaches of information systems and cyber-attacks; (viii) the risk that we may not be able to effectively compete, including through product improvements and development; and (ix) other risks set forth in our public filings made with the SEC, including our most recent Annual Report on Form 10-K for the year ended December 31, 2024, as amended, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 to be filed with the SEC. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Introduction and business model

4 Inventory conditions have materially recovered. Booking trends continue to remain strong. Spending is approaching more normalized levels.  Increasing fiber infrastructure growth due to fiber expansion, vendor consolidation, a shift away from high-risk Chinese vendors, and investments focused on AI. Well-positioned, with a globally diverse supply chain and operational flexibility to adapt to changing trade policies. Continued focus to reinforce our capital position through cash generation and divesting non-strategic assets. 2025 outlook

~3,200 Employees worldwide 1,000+ Global technology patents $923M FY’24 Revenue 50 35+ Years of experience Α — Ω End-to-end solutions portfolio Who is Adtran? Your trusted partner for the fiber everywhere era Worldwide locations HQ = Huntsville, AL “Our vision is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.” Tom Stanton, Chairman and CEO, Adtran

Market trends Industry update Expected continued growth in scalable, secure and AI-optimized fiber networks Fiber everywhere era continues Mix of public and private funding expected to remain strong Connecting all homes, business, 5G sites and critical infrastructure AI infrastructure reshaping networks Rapid expansion of cloud infrastructure led by AI Large-scale training sites today. Edge and on-prem sites expected to follow Growing importance of secure networks Threat from attacks higher than ever before Legacy infrastructure networks need to be digitized and encrypted Data & AI transforming network operations Applying to AI to automate operations and improve subscriber experience Significantly reduces operational expenses

Business model Adtran is a global vendor with scale and diversity Portfolio differentiation Customer diversity Global presence Trusted vendor Optical core to customer premise End-to-end automation & insights Enhanced security and assurance Balanced mix of national SPs, regional SPs, enterprise, and ICP customers Projected growth opportunities in each segment Geo-diverse supply chain Globally diverse R&D, sales and support Balanced geographic mix of customers Secure networking specialist Long history with top tier SP, enterprise and government customers Leading alternative to high-risk vendors

Adtran portfolio From the core through the door 5G Data-driven intelligence for operations and support Subscriber experience Access domain Optical domain Subscriber Solutions Cloud-managed Wi-Fi 7 Residential and business fiber CPE Data collection Data-driven insights Access and Aggregation Solutions High-density fiber access platforms Ultra-precise, resilient timing solutions Optical Networking Solutions Metro/regional DWDM platforms Pluggable coherent transceivers

ADDRESSABLE MARKETS

Fiber networking market forecasts


PON OLT-ONT
Millions
$5,000
$4,500
$4,000
$3,500
$3,000
CAGR*: ~6.8%
2024
2025
2026
2027
2028
EMEA + NAM


Metro WDM
Millions
$5,000
$4,500
$4,000
$3,500
$3,000
CAGR*: ~5.5%
2024
2025
2026
2027
2028
EMEA + NAM


Carrier Ethernet
Millions
$520
$490
$460
$430
$400
CAGR*: ~3.6%
2024
2025
2026
2027
2028
EMEA + NAM

Sources:

PON OLT+ONT: Dell'Oro 5-yr Broadband Access and Home Networking Report (January 2025)

Metro WDM: Omdia Optical Network Forecast (November 2024)

Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (April 2025)

***3-year 2025 - 2028**

9 © 2025 Adtran

Adtran

A differentiated scaled pure play addressing the converged edge

		Adtran	Nokia / Infinera	ciena	Calix	ribbon
	Network focus	**Converged edge**	**RAN, Core / Metro**	**Core / Metro**	**Fixed line**	**Metro / Access**
	Customer focus	**Tier 1, 2, 3 CSPs enterprises**	**Tier 1, 2 CSPs ICPs**	**Tier 1 CSPs ICPs**	**Tier 2, 3 CSPs**	**Tier 2, 3 CSPs**
Converged Edge	**Customer premises** *(Residential / SMB)*	✓	✓	X	✓	X
Converged Edge	**Customer premises** *(Ent. / Wholesale)*	✓	✓	✓	X	X
Converged Edge	**Fiber access** *(Residential / SMB)*	✓	✓	✓	✓	X
Converged Edge	**Fiber backhaul** *(Metro)*	✓	✓	✓	X	✓

Source: Third party information based on public filings and websites.

10
2025 © ADTRAN Holdings, Inc.
Adtran

Business model Factors expected to drive long-term growth Expansion of fiber networks Strong mix of public and private funds to build out fiber to homes, businesses, 5G sites, and critical infrastructure In-home networks upgrading to multi-Gig Wi-Fi to match access network speeds Adtran has strong presence and broad portfolio in high growth markets High-risk vendor replacement Shift away from Chinese vendors continues given geopolitical situation Adtran is leading alternative to high-risk vendors in optical transport and fiber access given our portfolio strengths and broad global presence Securing critical networks Increased demand for modernizing and upgrading critical infrastructure within government, utilities and large enterprise applications AI applications drive further demand for securing connectivity at the network edge Adtran is a secure networks specialist with top tier customers and portfolio in this space

Business update

business update Q2 2025 highlights Revenue of $265.1m, up +7% q-o-q & +17% y-o-y and above the high-end of original outlook ($247.5m-$262.5m) Revenue above high-end of guidance range* Non-GAAP gross margin of 41.4%, lower by 38 bps y-o-y Strong non-GAAP gross margin Operating cash flow of $32.2m, up $12.3m y-o-y, non-GAAP free cash flow $18.3m, up $14.4m y-o-y Strong cash flow Non-GAAP operating margin of 3.0%, above the mid-point of prior outlook (guidance 0% - +4%) Continued strength in non-GAAP operating margin Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating profit divided by revenue. Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment and developed technologies. A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. *The original outlook range of $247.5m – $262.5m was revised upward to $262.5m – $267.5m on July 16, 2025.

Q2 2025 business update Technology update Subscriber solutions Strong demand in 10 Gig ONTs, 10 Gig Carrier Ethernet CPE and multi-Gig Wi-Fi 7 platforms Expanding customer base with Intellifi cloud-managed Wi-Fi solutions Access and aggregation solutions Customers expanding and upgrading to 10 Gig fiber access networks while trialing 50 Gig PON High demand for resilient, ultra-precise timing solutions for government networks Optical networking solutions Strong demand for 100 Gig at the edge and 400/800 Gig upgrades in metro/regional networks High demand for upgrading and securing critical infrastructure (i.e., utilities, government, etc.) Software platforms Expanding adoption of Mosaic One for network insights and intelligence. Strong demand for optical network automation. Professional services Continued growth in hardware and software maintenance services to support a growing base of infrastructure solutions.

Q2 2025 business update Revenue by segment, category and region Category Region Q2 2024 Q2 2025 $226.0 $265.1 Services & Support Network Solutions Q1 2025 Q2 2025 $247.7 $265.1 Y-o-Y Q-o-Q Q2 2024 Q2 2025 $226.0 $265.1 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q1 2025 Q2 2025 $247.7 $265.1 Q2 2024 Q2 2025 $226.0 $265.1 Non-US US Q1 2025 Q2 2025 $247.7 $265.1 In $m Segment Note: Potential differences may be due to rounding.

Q2 2025 business update Well diversified across technology, markets and customer base Product Categories Optical networking solutions Subscriber solutions Access & aggregation solutions Market Customers Large SPs Regional SPs Enterprise / ICP  U.S. Non-U.S. Note: Potential differences may be due to rounding.

Q2 2025 business update Financial information Q2 2024 Q1 2025 Q2 2025 +17.3% +7.0% Q2 2024 Q1 2025 Q2 2025 41.8% 42.5% 41.4% -38bps -109bps Q2 2024 Q1 2025 Q2 2025 +9.3% +6.5% Q4 2023 Q3 2024 Q4 2024 Q2 2024 Q1 2025 Q2 2025 Note: Potential differences may be due to rounding. Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue. Q2 25 Revenue ($) 265.1m +7.0% q-o-q Q2 25 Non-GAAP gross margin 41.4% -109 bps q-o-q Q2 25 Non-GAAP operating expenses ($) 101.7m +6.5% q-o-q Q2 25 Non-GAAP operating margin 3.0% -92 bps q-o-q Q4 24 Non-GAAP diluted EPS ($) -0.01 Q2 2024 Q1 2025 Q2 2025 -0.13 0.00 Q2 25 Non-GAAP diluted EPS ($) -0.00

Q2 2025 business update Balance sheet highlights Trade accounts receivables $m Q2 2024 Q1 2025 Q2 2025 Trade accounts payables $m Q2 2024 Q1 2025 Q2 2025 Inventories $m Q2 2024 Q1 2025 Q2 2025 Net working capital $m Q2 2024 Q1 2025 Q2 2025 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 Rolling DSO vs. DPO development Days Note: Potential differences may be due to rounding. Net Working Capital = Trade Accounts Receivables + Inventories – Trade Accounts Payables DSO DPO

Q2 2025 business update Cash flow highlights Cash ($m) Q2 2024 Q1 2025 Q2 2025 Operating cash flow $m Q2 2024 Q1 2025 Q2 2025 Non-GAAP Free cash flow1 $m Q2 2024 Q1 2025 Q2 2025 Note: Potential differences may be due to rounding. 1Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment and developed technologies.

Outlook for Q3 2025 Previous outlook* (for Q2 2025) Current outlook (for Q3 2025) Revenue $262.5m – $267.5m $270.0m – $280.0m Non-GAAP operating margin 0% – +4% +3.0% – +7.0% *The previous outlook range of $247.5m – $262.5m was revised upward to $262.5m – $267.5m on July 16, 2025.

Long-term target operating model ~42% – 43% Non-GAAP gross margin ~29% – 31% Non-GAAP operating expenses ~12% – 13% Non-GAAP operating margin < 1.5x Gross leverage Gross leverage is defined as total debt to EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization). Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue. Assumes ~$340m quarterly revenue

GAAP to non-GAAP reconciliations

Explanation of use of non-GAAP financial measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, operating margin, other expense, net loss inclusive of the non-controlling interest, net loss attributable to the Company, and loss per share - basic and diluted, attributable to the Company, and net cash provided by operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other expense, non-GAAP net income (loss) inclusive of the non-controlling interest, non-GAAP net income (loss) attributable to the Company, non-GAAP net earnings (loss) per share - basic and diluted, attributable to the Company, and free cash flow, respectively. Such non-GAAP measures exclude acquisition-related expenses, amortization and adjustments (consisting of intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations), stock-based compensation expense, restructuring expenses, integration expenses, deferred compensation adjustments, goodwill impairments, professional fees and other expenses, amortization of pension actuarial losses, the tax effect of these adjustments to net loss and purchases of property, plant and equipment. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies. Non-GAAP operating margin (which is calculated as non-GAAP operating income (loss) divided by revenue) is a non-GAAP financial measure. The Company has provided third quarter 2025 guidance with regard to non-GAAP operating margin. This measure excludes from the corresponding GAAP financial measure the effect of adjustments as described below. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range. In particular, non-GAAP operating margin excludes certain items, such as acquisition related expenses, amortizations and adjustments, stock-based compensation expense, restructuring expenses, integration expenses, deferred compensation adjustments, and goodwill impairment that the Company is unable to quantitatively predict. Depending on the materiality of these items, they could have a significant impact on the Company's GAAP financial results.

Non-GAAP cost of revenue, gross profit and gross margin reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (2) Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. The Business Efficiency Program was completed as of December 31, 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks which was completed as of December 31, 2024.

Non-GAAP operating expense reconciliation See footnotes on following page

Non-GAAP operating expense reconciliation footnotes (1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (2) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $1.7 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $1.8 million is included in selling, general and administrative expenses and $0.7 million is included in research and development expenses on the condensed consolidated statements of loss. (4) Includes true-up of expenses on the condensed consolidated statements of loss for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. The Business Efficiency Program was completed as of December 31, 2024. (5) Includes expenses on the condensed consolidated statements of loss related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks and which was completed as of December 31, 2024. (6) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for certain employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (7) $3.2 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes professional fees related to an internal investigation and related employee exit costs, fees relating to other one-time professional fees and business expenses. (8) Includes $2.2 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations on the condensed consolidated statements of loss. (9) $2.0 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (10) The Business Efficiency Program was completed as of December 31, 2024. (11) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $6.7 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (12) $2.4 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (13) $3.5 million is included in selling, general and administrative expenses and $11.3 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $13.5 million of wage related and other charges due to the Greifswald facility closure in connection with the Business Efficiency Program, of which $2.6 million is included in selling, general and administrative and $10.9 million is included in research and development expenses on the condensed consolidated statements of loss. The Business Efficiency Program was completed as of December 31, 2024.

Non-GAAP operating income (loss) and operating margin reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (2) Includes expenses for the Company's Business Efficiency Program, which was designed to optimize the assets and business processes following the business combination with Adtran Networks. The Business Efficiency Program was completed as of December 31, 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks, which was completed as of December 31, 2024. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for certain employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments. (6) $3.2 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes professional fees related to an internal investigation and related employee exit costs, fees relating to other one-time professional fees and business expenses.

Non-GAAP other expense reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Non-GAAP net income (loss) and earnings (loss) per share reconciliation (1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $1.5 million effect of redemption of RNCI for the three and six months ended June 30, 2025. (2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (3) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (4) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (5) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries. (6) Includes expenses for a Business Efficiency Program designed to optimize the assets and business processes following the business combination with Adtran Networks. The Business Efficiency Program was completed as of December 31, 2024. (7) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks. Includes fees incurred for the expansion of internal controls at Adtran Networks and the implementation of the DPTLA which was completed as of December 31, 2024. (8) $3.2 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes professional fees related to an internal investigation and related employee exit costs, fees relating to other one-time professional fees and business expenses. (9) Represents the tax effect of non-GAAP adjustments. Beginning in the period ended September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $7.9 million and $13.5 million for the three months ended June 30, 2024 and six months ended June 30, 2024, respectively

Free cash flow reconciliation (1) Purchases related to capital expenditures and developed technologies.

Appendix

2025 Financial calendar Rosenblatt Age of AI Tech Conference (Virtual) August 19 Evercore ISI Semiconductor, IT Hardware, & Networking Investor Conference – Chicago August 26 Wolfe Research TMT Conference – San Francisco September 10